Recording Requested By and        |
When Recorded Mail To:            |
                                  |
9701 Wilshire Boulevard, Inc.     |
c/o CT Capital International, Inc.|
575 Fifth Avenue             |
New York, New York  10017         |
Attention:  Mr. John P. Oswald    |
                                  |
                                  |                                APN No.:
4343-026-004
DOCUMENTARY TRANSFER TAX - SEE SEPARATE TRANSFER TAX STATEMENT

                          GRANT DEED

          FOR VALUE RECEIVED, CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership ("Grantor"), grants to 9701 WILSHIRE BOULEVARD, INC., a California corporation ("Grantee"), all that certain real property (the "Property") situated in the City of Beverly Hills, County of Los Angeles, State of California, and more particularly described in Exhibit A attached hereto and incorporated herein by reference.

          MAIL TAX STATEMENTS TO:

          9701 Wilshire Boulevard, Inc.
          c/o CT Capital International, Inc.
          575 Fifth Avenue
          New York, New York  10017
          Attention:  Mr. John P. Oswald

          The Property is conveyed to Grantee subject to all liens, encumbrances, easements, covenants, conditions, restrictions and matters of record.

          IN WITNESS WHEREOF, the undersigned has executed this Grant Deed on October __, 1994.

                    CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership

                    By:  JMB REALTY CORPORATION,
                         a Delaware corporation,
                         General Partner


                         By:
                              Name:  Gary M. Laughlin
                              Title: Authorized Signatory
STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )


     On              , 1994, before me,                         , a Notary
Public in and for said State, personally appeared Gary M. Laughlin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the within instrument such person, or the entity upon behalf of which such person acted, executed such instrument.

     WITNESS my hand and official seal.



Signature (Seal)